Exhibit 99.1

Press Release

RTI Surgical Holdings, Inc.® Provides Business Updates

Jonathon Singer

Investor and Media Contact

jsinger@rtix.com

+1 877-343-6832

DEERFIELD, Ill., June 30, 2020 – RTI Surgical Holdings, Inc. (Nasdaq: RTIX), a global surgical implant company, today provided a business update in conjunction with releasing financial and operating results for the quarter ended March 31, 2020.

Business Update Highlights:

•	Scheduled special meeting of stockholders for July 15, 2020 to vote on sale of OEM business

•	Announced two senior leadership appointments and a new director to support transition to a pure-play global spine company

•	First quarter 2020:

•	Revenue of $73.7 million, up 5% compared to the first quarter of 2019

•	Net loss of $17.9 million, or $0.24 per common share

•	Adjusted EBITDA of $1.4 million, or 2% of revenue

“I am very proud of the actions taken by our entire organization over the last several months as we have navigated the COVID-19 pandemic while at the same time managing through the pending sale of the OEM business and a number of other headwinds,” said Camille Farhat, President and CEO, RTI Surgical. “The integrity, dedication, and talent of our people have enabled us to come out on the other side of this unique period in time ready to take advantage of the opportunities that exist in the Spine market for high-value surgical solutions.”

Farhat continued, “We view the recent disruption as transitory, and despite the uncertainty associated with COVID-19, we remain very confident in the long-term prospects of the Spine business. We are targeting double-digit long-term revenue growth with gross margins of 75% by executing on our strategy of build, innovate, and acquire. We are very excited about this next phase of RTI’s transformation.”

Annual Meeting and Special Meeting of Stockholders

The company will hold its annual meeting of stockholders on July 15, 2020. Among the matters to be considered and voted on at the Annual Meeting, which, as previously disclosed, will be combined with a special meeting of the stockholders, are the various proposals necessary to approve the transactions contemplated by the previously announced Equity Purchase Agreement, dated January 13, 2020, as amended, with Ardi Bidco Ltd., a Delaware corporation and an entity affiliated with Montagu Private Equity, LLP (the “Buyer”), pursuant to which the Buyer will acquire the OEM business of the Company by means of a sale of certain affiliates of the Company.

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Spine Business Update

On June 10, 2020 The Company announced two senior leadership appointments to support its transition to a pure-play global spine company. Scott Durall joined RTI as Chief Commercial Officer, and Bryan Cornwall joined RTI as Executive Vice President, Research and Clinical Affairs, both effective June 15, 2020. Durall and Cornwall bring to RTI decades of commercial, operational and scientific expertise, and will support the Company’s ongoing focus on becoming a leader in the global spine market following the close of the pending sale of the OEM business. Please see our related press release for more detail on their backgrounds.

In addition, on June 1, Stuart F. Simpson joined the Board of Directors and was recently named Vice Chairman of the Board. Mr. Simpson brings decades of industry experience which will be valuable in supporting RTI’s strategy as a pure-play global spine company.

First Quarter 2020 Financial Results

RTI’s worldwide revenues for the first quarter of 2020 were $73.7 million, an increase of $3.7 million, or 5% compared with $70.0 million during the same period in the prior year. Gross profit for the first quarter of 2020 was $40.5 million, or 55% of revenues, a 7.0% increase compared to $37.9 million, or 54% of revenues, in the first quarter of 2019.

Net loss applicable to common shares was $17.9 million, or $0.24 per fully diluted common share in the first quarter of 2020, compared to net loss applicable to common shares of $9.4 million, or $0.14 per fully diluted common share in the first quarter of 2019.

Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), for the first quarter of 2020 was $1.4 million, or 2% of revenues, compared with $7.0 million, or 10% of revenues for the first quarter of 2019. The decrease in Adjusted EBITDA was primarily driven by annualization of costs related to the Paradigm acquisition and incremental investment for the separation of the business to support the sale of the OEM business.

2020 Outlook

Due to the inability to estimate the size and impact of the COVID-19 pandemic on the Company’s operations and financial results, RTI Surgical Holdings, Inc. will not provide guidance for fiscal year 2020. We will continue to evaluate the COVID-19 pandemic on our operations and financial results and will provide additional information when we are more certain.

Conference Call

RTI will host a conference call and audio webcast at 9:00 a.m. ET today. The conference call can be accessed by dialing (877) 383-7419 (U.S.) or (760) 666-3754 (International), using conference ID 6346397. The webcast can be accessed through the investor section of RTI’s website at www.rtix.com/investors. A replay of the conference call will be available on RTI’s website for one month following the call.

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About RTI Surgical Holdings, Inc.

RTI Surgical Holdings is a leading global surgical implant company providing surgeons with safe biologic, metal and synthetic implants. Committed to delivering a higher standard, RTI’s implants are used in sports medicine, plastic surgery, spine, orthopedic and trauma procedures and are distributed in over 50 countries. RTI has four manufacturing facilities throughout the U.S. and Europe. RTI is accredited in the U.S. by the American Association of Tissue Banks and is a member of AdvaMed. For more information, please visit www.rtix.com. Connect with us on LinkedIn and Twitter.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations, estimates and projections about our industry, our management’s beliefs and certain assumptions made by our management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements are not guarantees of future performance and are based on certain assumptions including general economic conditions, as well as those within the Company’s industry, and numerous other factors and risks identified in the Company’s Form 10-K for the fiscal year ended December 31, 2019 and other filings with the SEC. Our actual results may differ materially from the anticipated results reflected in these forward-looking statements. Important factors that could cause actual results to differ materially from the anticipated results reflected in these forward-looking statements include risks and uncertainties relating to the following: (i) the risk of existing or potential litigation or regulatory action arising from the previously announced internal investigation and its findings or from the failure to timely file the Form 10-K; (ii) the identification of control deficiencies, including material weaknesses in internal control over financial reporting and the impact of the same; (iii) potential reputational damage that the Company has or may suffer as a result of the ultimate findings of the investigation; (iv) general worldwide economic conditions and related uncertainties; (v) the anticipated impact of the COVID-19 novel coronavirus pandemic and the Company’s attempts at mitigation; (vi) the failure by the Company to identify, develop and successfully implement immediate action plans and longer-term strategic initiatives; (vii) our ability to continue production; (viii) the reliability of our supply chain; (ix) our ability to meet obligations under our debt or material agreements; (x) the duration of decreased demand for our products; (xi) our ability to continue to recall furloughed employees; (xii) whether or when the demand for procedures will increase; (xiii) the Company’s access to adequate operating cash flow, trade credit, borrowed funds and capital to fund its operations and pay its obligations as they become due, including the impact of adverse trends or disruption in the global credit and equity markets; (xiv) our financial position and results, total revenue, product revenue, gross margin,

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and operations; (xv) the risk that the Company may be unable to obtain shareholder approval for the proposed transaction; (xvi) the risk that a condition to the closing of the proposed transaction may not be satisfied; (xvii) the risk that the occurrence of an event that could give rise to termination of the definitive agreement; (xviii) the risk that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (xix) the timing to consummate the proposed transaction; (xx) the effect of the announcement or disruption from the proposed transaction making it more difficult to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; (xxi) the diversion of management time and attention on the proposed transaction; (xxii) the effect and timing of changes in laws or in governmental regulations; and (xxiii) other risks described in our public filings with the SEC. These factors should be considered carefully and undue reliance should not be placed on the forward-looking statements. Each forward-looking statement in this communication speaks only as of the date of the particular statement. Copies of the Company’s SEC filings may be obtained by contacting the Company or the SEC or by visiting RTI’s website at www.rtix.com or the SEC’s website at www.sec.gov. We undertake no obligation to update these forward-looking statements except as may be required by law.

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RTI SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except share and per share data)

	For the Three Months Ended
	March 31,
	2020	2019
Revenues	$73,726	$70,021
Costs of processing and distribution	33,273	32,134

Gross profit	40,453	37,887

Expenses:
Marketing, general and administrative	39,217	32,116
Research and development	4,282	4,336
Asset impairment and abandonments	1,879	15
Other general expenses	3,436	—
Transaction and integration expenses	9,280	8,957

Total operating expenses	58,094	45,424

Operating loss	(17,641)	(7,537)

Total other expense - net	(3,761)	(1,504)

Loss before income tax benefit (expense)	(21,402)	(9,041)
Income tax benefit (expense)	3,539	(310)

Net loss	(17,863)	(9,351)

Convertible preferred dividend	—	—

Net loss applicable to common shares	$(17,863)	$(9,351)

Net loss per common share - basic	$(0.24)	$(0.14)

Net loss per common share - diluted	$(0.24)	$(0.14)

Weighted average shares outstanding - basic	75,847,046	65,675,203

Weighted average shares outstanding - diluted	75,847,046	65,675,203

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RTI SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

Reconciliation of Revenues to Adjusted Gross Profit

(Unaudited, in thousands)

	For the Three Months Ended
	March 31,
	2020	2019
Revenues	$73,726	$70,021
Costs of processing and distribution	33,273	32,134

Gross profit, as reported	40,453	37,887
Inventory write-off	48	—
Inventory purchase price adjustment	878	—

Non-GAAP gross profit, adjusted	$41,379	$37,887

Non-GAAP gross profit percentage, adjusted	56.1%	54.1%

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RTI SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

Reconciliation of Net Loss Applicable to Commons Shares to Adjusted EBITDA

(Unaudited, in thousands)

	For the Three Months Ended
	March 31,
	2020	2019
Net loss applicable to common shares	$(17,863)	$(9,351)
Interest expense, net	3,515	1,473
Provision for income taxes	(3,539)	310
Depreciation	1,766	3,443
Amortization of intangible assets	473	957

EBITDA	(15,648)	(3,168)
Reconciling items impacting EBITDA
Preferred dividend	—	—
Non-cash stock based compensation	1,310	1,163
Foreign exchange gain (loss)	246	31
Other reconciling items *
Inventory write-off	48	—
Inventory purchase price adjustment	878	—
Other general expenses	3,436	—
Asset impairment and abandonments	1,879	—
Transaction and integration expenses	9,280	8,957

Adjusted EBITDA	$1,429	$6,983

Adjusted EBITDA as a percent of revenues	1.9%	10.0%

*	See explanations in Use of Non-GAAP Financial Measures section later in this release.

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RTI SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

Reconciliation of Net Income (Loss) Applicable to Common Shares and Net Income (Loss) Per Diluted Share to

Adjusted Net Income Applicable to Common Shares and Adjusted Net Income Per Diluted Share

(Unaudited, in thousands except per share data)

	For the Three Months Ended
	March 31, 2020		March 31, 2019
	Net Income (Loss) Applicable to Common Shares	Amount Per Diluted Share	Net Income (Loss) Applicable to Common Shares	Amount Per Diluted Share
As reported	$(17,863)	$(0.24)	$(9,351)	$(0.14)
Asset impairment and abandonments	1,879	0.02	—	—
Inventory purchase price adjustment	878	0.01	—	—
Other general expenses	3,436	0.05	—	—
Inventory write-off	48	0.00	—	—
Transaction and integration expenses	9,280	0.12	8,957	0.14
Tax effect on adjustments	—	—	617	0.01

Adjusted*	$(2,342)	$(0.03)	$223	$0.00

*	See explanations in Use of Non-GAAP Financial Measures section later in this release.

Amount Per Diluted Share may not foot due to rounding.

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Use of Non-GAAP Financial Measures

To supplement the Company’s unaudited condensed consolidated financial statements presented on a GAAP basis, the Company discloses certain non-GAAP financial measures that exclude certain amounts, including EBITDA, Adjusted EBITDA and Adjusted Net Income Applicable to Common Shares. The calculation of the tax effect on the adjustments between GAAP net loss applicable to common shares and non-GAAP net income applicable to common shares is based upon our estimated annual GAAP tax rate, adjusted to account for items excluded from GAAP net loss applicable to common shares in calculating Adjusted Net Income Applicable to Common Shares-Diluted. A reconciliation of the non-GAAP financial measures to the corresponding GAAP measures is included in the tables listed above.

The following are explanations of the adjustments that management excluded as part of the non-GAAP measures for the three months ended March 31, 2020 and 2019. Management removes the amount of these costs including the tax effect on the adjustments from our operating results to supplement a comparison to our past operating performance.

2020 Asset impairment and abandonments – These costs relate to asset impairment and abandonments of certain long-term assets within the Spine asset group.

2020 Other general expenses – These costs relate to consulting and legal fees and settlement expenses incurred as a result of the restatement, regulatory and related activities in 2020.

2020 Transaction and integration expenses – These costs relate to transaction and separation expenses due the Sale of OEM in 2020.

2020 Inventory purchase price adjustment – These costs relate to the purchase price effects of acquired Paradigm inventory that was sold during the three months ended March 31, 2020.

2019 Transaction and integration expenses – These costs relate to acquisition and integration expenses due to the purchase of Paradigm in 2019.

Material Limitations Associated with the Use of Non-GAAP Financial Measures

EBITDA, Adjusted EBITDA and Adjusted Net Income Applicable to Common Shares should not be considered in isolation, or as a replacement for GAAP measures.

Usefulness of Non-GAAP Financial Measures to Investors

The Company believes that presenting EBITDA, Adjusted EBITDA and Adjusted Net Income Applicable to Common Shares in addition to the related GAAP measures provide investors greater transparency to the information used by management in its financial decision-making.

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The Company further believes that providing this information better enables the Company’s investors to understand the Company’s overall core performance and to evaluate the methodology used by management to assess and measure such performance.

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RTI SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

Condensed Consolidated Revenues

(Unaudited, in thousands)

	For the Three Months Ended
	March 31,
	2020	2019
Revenues:
Spine	$27,109	$24,377
OEM	46,617	45,644

Total revenues	$73,726	$70,021

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RTI SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(Unaudited, in thousands)

	March 31,	December 31,
	2020	2019
Assets
Cash	$6,557	$5,608
Accounts receivable - net	54,921	59,288
Inventories - net	126,760	124,149
Prepaid and other assets	8,422	6,769

Total current assets	196,660	195,814
Non-current inventories - net	5,891	6,637
Property, plant and equipment - net	70,716	69,890
Goodwill	55,384	55,384
Other assets - net	16,419	16,784

Total assets	$345,070	$344,509

Liabilities and Stockholders’ Equity
Accounts payable	$38,520	$30,126
Accrued expenses and other current liabilities	43,364	36,085
Current portion of long-term obligations	175,673	174,177

Total current liabilities	257,557	240,388
Long-term liabilities	3,633	3,147

Total liabilities	261,190	243,535
Preferred stock	66,456	66,410
Stockholders’ equity:
Common stock and additional paid-in capital	494,465	493,372
Accumulated other comprehensive loss	(7,999)	(7,629)
Accumulated deficit	(469,042)	(451,179)

Total stockholders’ equity	17,424	34,564

Total liabilities and stockholders’ equity	$345,070	$344,509

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RTI SURGICAL HOLDINGS, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(Unaudited, in thousands)

	For the Three Months Ended
	March 31,
	2020	2019
Cash flows from operating activities:
Net loss	$(17,863)	$(9,351)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization expense	2,239	4,400
Stock-based compensation	1,310	1,163
Amortization of deferred revenue	(1,188)	(1,292)
Other items to reconcile to net cash used in operating activities	22,018	(10,477)

Net cash provided by (used in) operating activities	6,516	(15,557)

Cash flows from investing activities:
Purchases of property, plant and equipment	(5,084)	(3,477)
Patent and acquired intangible asset costs	(286)	(328)
Acquisition of Paradigm Spine	—	(99,921)

Net cash used in investing activities	(5,370)	(103,726)

Cash flows from financing activities:
Proceeds from long-term obligations	—	115,000
Payments of debt issuance costs	—	(729)
Payments for treasury stock	(193)	—
Other financing activities	20	156

Net cash (used in) provided by financing activities	(173)	114,427

Effect of exchange rate changes on cash and cash equivalents	(24)	(50)

Net increase (decrease) in cash and cash equivalents	949	(4,906)
Cash and cash equivalents, beginning of period	5,608	10,949

Cash and cash equivalents, end of period	$6,557	$6,043